SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2007

DATAMEG CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	333-128060	133-134389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 South 1300 East, Suite 500 Salt Lake City, Utah		84106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (866) 739-3945

(Former Name or Former Address, If Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 14, 2007, Datameg Corporation, a Delaware corporation (the "Parent" or "Datameg"), AM Acquisition Corporation, a Massachusetts corporation and a wholly-owned subsidiary of Datameg ("Sub"), American Marketing & Sales, Inc., a Massachusetts corporation ("Company"), and the holders of capital stock of the Company (the "Principal Shareholders") with respect to certain provisions only, entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Sub will be merged with and into the Company (the "Merger"), with Company continuing after the Merger as the surviving corporation and a wholly-owned subsidiary of Datameg.

Under the Merger Agreement, the aggregate consideration payable by Datameg and Sub is 15,000,000 Datameg unregistered common shares or $4.5 million, subject to adjustment as set forth in the Merger Agreement. At the effective time of the Merger, each issued and outstanding share of capital stock of the Company will be converted into the right to receive Datameg unregistered common shares on the terms specified in the Merger Agreement

The Company, Datameg, and Sub have made customary representations, warranties and covenants in the Merger Agreement. The transactions contemplated by the Merger Agreement are subject to customary closing conditions and audited financials. The Merger is expected to close during the month of October 2007, although there can be no assurance that the Merger can be close in that time period.

The Merger was announced in a press release issued on August 15, 2007 which release is set forth in Exhibit 3 attached hereto and is incorporated herein by reference.

The foregoing summary of the proposed transaction and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by the Merger Agreement dated August 14, 2007 and other agreements attached as Exhibit 1, and incorporated herein by reference.

Item 8.01 Other Events

On August 9, 2007, Datameg issued a press release announcing a conference call for investors.  The press release is attached as Exhibit 2 and is incorporated herein by reference

On August 15, 2007, Datameg issued a press release announcing the execution of the Merger Agreement.  The press release is attached as Exhibit 3 and is incorporated herein by reference.

Item 9.01                                              Financial Statements and Exhibits.

a. Financial statements:  None.

b. Pro forma financial information:  None.

c. Exhibits:

1 Agreement and Plan of Merger dated August 14, 2007 by and among Datameg Corporation, AM Acquisition Corporation, and American Marketing & Sales, Inc.; Secured Promissory Note; Tocci Employment Agreement and Non-Competition Agreement.

2 Press release dated August 9, 2007.

3 Press release dated August 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datameg Corporation

Dated: August 16, 2007	By:	/s/ James Murphy
James Murphy, Chairman and Chief Executive Officer